UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 12, 2024

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-3525	13-4922640
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

1 Riverside Plaza,	Columbus,	OH	43215
(Address of Principal Executive Offices)			(Zip Code)

(Registrant's Telephone Number, Including Area Code)	(614)	716-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $6.50 par value	AEP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

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Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2024, American Electric Power Company, Inc. (“American Electric Power,” “AEP” or the “Company”) entered into a Director Appointment and Nomination Agreement (the “Agreement”) with Carl C. Icahn, Hunter Gary, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP and Beckton Corp (collectively, the “Icahn Group”) and solely with respect to the provisions applicable to the New Independent Director as defined in the Agreement, Hank Linginfelter.

Pursuant to the Agreement, the Company’s board of directors (the “Board”) has agreed to, effective as of February 12, 2024: (i) increase the size of the Board from 12 to 14 directors, resulting in a total of two vacancies; and (ii) appoint Mr. Gary (the “Icahn Designee”) and Mr. Linginfelter (the “New Independent Director”) to serve as directors of the Company to fill such vacancies, each with a term expiring at the Company’s 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). The Company has also agreed to nominate the Icahn Designee and New Independent Director for election as directors of the Company at the 2024 Annual Meeting, and to use its reasonable best efforts (including the solicitation of proxies) to obtain the election of the Icahn Designee and New Independent Director at the 2024 Annual Meeting.

In addition, until January 1, 2025, the Company and the Icahn Group will each use all reasonable efforts (including the exhaustion of all available appeals processes) to, among other matters, obtain all Regulatory Approvals (as defined in the Agreement) necessary to permit the Icahn Designee (and any replacement designee) to remain a director of the Company (or to rejoin the Board, as applicable), to vote at meetings of the Board or any Board committee and to take the other actions contemplated by the Agreement. Until such time as all Regulatory Approvals are obtained, no Icahn Designee (or replacement designee) serving as a member of the Board will have the right to vote at any meeting of the Board or any Board committee.

In connection with their appointment to the Board, the Board determined that each of Mr. Gary and Mr. Linginfelter qualifies as an independent director under the listing rules of the NASDAQ Stock Market. The Icahn Designee and New Independent Director will receive the same compensation as the Company’s other non-employee directors, which is described in the Company’s definitive proxy statement for its 2023 Annual Meeting of Shareholders on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 15, 2023. Mr. Gary and Mr. Linginfelter have each been appointed as members of the Policy Committee of the Board.

In the event the Icahn Designee is unable or otherwise ceases to serve on the Board, the Agreement provides a mechanism for the Icahn group to designate a substitute director acceptable to the Board to be appointed to the Board for the remainder of the term of such Icahn Designee.

If at any time the Icahn Group ceases to have a “net long” position (as defined in the Agreement) of at least 2,675,000 shares of common stock, $6.50 par value per share, of the Company (“Common Shares”), then (i) the Icahn Group shall cause the Icahn Designee to promptly resign from the Board and any committee of the Board on which he or she then sits; and (ii) the Icahn Group shall not have the right to replace such Icahn Designee.

Further, during the applicable term of the Agreement, the Company generally agrees (i) not to form any new committee without offering the Icahn Designee the opportunity to be a member of such committee, and (ii) that, with respect to any Board consideration of the appointment and the employment termination of the President and Chief Executive Officer and Chief Financial Officer and certain other matters, such voting with respect thereto shall take place only at the full Board level or in committees of which the Icahn Designee is a member.

Until such time as the Icahn Group no longer has an Icahn Designee (or replacement designee) on the Board, the Agreement provides that Andrew J. Teno shall have the right to serve as an observer to the Board. Subject to the rights of the Company to exclude access to materials and meetings under the Agreement, Mr. Teno shall be permitted to attend and reasonably participate, but not vote, at all meetings of the Board but shall not have other rights of a member of the Board.

From the date of the Agreement until the later of (i) 30 days before the last day of the nomination deadline for shareholders to nominate candidates for the annual meeting following the 2024 Annual Meeting and (ii) 30 days after such date as no Icahn Designee is on the Board and the Icahn Group has no right to designate a replacement designee (such period, the “Standstill Period”), the Icahn Group has agreed to vote all Common Shares that it or its affiliates have the right to vote in favor of the election of directors nominated and recommended by the Board for election and otherwise in accordance with the recommendations of the Board, subject to certain exceptions and early termination upon certain specified events. The Icahn Group has also agreed to certain customary standstill and mutual non-disparagement restrictions during the Standstill Period, subject to certain exceptions and early termination upon certain specified events. In addition, as long as the Icahn Group beneficially owns a “net long” position of at least 5,350,000 Common Shares, the Company will not adopt a rights plan designed to increase the cost to a potential acquirer which includes a triggering threshold below 10.0% of the then-outstanding amount of Common Shares through the issuance of new rights, common stock or preferred shares, unless such right plan exempts the Icahn Group up to a beneficial ownership of 9.99%. The Agreement will terminate and be of no further force or effect at such time, if any, following the 2024 Annual Meeting that (i) no Icahn Designee serves on the Board and (ii) the Icahn

Group is no longer entitled to designate a replacement designee for any Icahn Designee; except that the customary standstill and mutual non-disparagement restrictions will terminate at the end of the Standstill Period.

Pursuant to the Agreement, the Company and the Icahn Group have also entered into a confidentiality agreement, the form of which is included as Exhibit C to the Agreement.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 are incorporated into this Item 5.02 by reference.

Item 7.01 Regulation FD Disclosure.

On February 12, 2024, the Company issued a press release announcing the execution of the Agreement and the appointments of Mr. Gary and Mr. Linginfelter to the Board, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

This report made by AEP contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP believes that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: changes in economic conditions, electric market demand and demographic patterns in AEP service territories; the impact of pandemics and any associated disruption of AEP’s business operations due to impacts on economic or market conditions, costs of compliance with potential government regulations, electricity usage, supply chain issues, customers, service providers, vendors and suppliers; the economic impact of increased global trade tensions including the conflict between Russia and Ukraine, and the adoption or expansion of economic sanctions or trade restrictions; inflationary or deflationary interest rate trends; volatility and disruptions in the financial markets precipitated by any cause, including failure to make progress on federal budget or debt ceiling matters, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly if expected sources of capital, such as proceeds from the sale of assets or subsidiaries, do not materialize, and during periods when the time lag between incurring costs and recovery is long and the costs are material; decreased demand for electricity; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; the availability of fuel and necessary generation capacity and the performance of generation plants; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; the ability to transition from fossil generation and the ability to build or acquire renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms, including favorable tax treatment, and to recover those costs; new legislation, litigation and government regulation, including changes to tax laws and regulations, oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of generation plants and related assets; the impact of federal tax legislation on results of operations, financial condition, cash flows or credit ratings; the risks associated with fuels used before, during and after the generation of electricity and the byproducts and wastes of such fuels, including coal ash and spent nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generation units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for coal and other energy-related commodities, particularly changes in the price of natural gas; the impact of changing expectations and demands of customers, regulators, investors and stakeholders, including heightened emphasis on environmental, social and governance concerns; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, other postretirement benefit plans, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting standards periodically issued by accounting standard-setting bodies; other risks and unforeseen events, including wars and military conflicts, the effects of terrorism (including increased security costs), embargoes, naturally occurring and human-caused fires, cyber security threats and other catastrophic events; and the ability to attract and retain the requisite work force and key personnel.

American Electric Power expressly disclaims any current intention to update or revise, except as required by law, any forward-looking statements contained herein or the information incorporated by reference as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Director Appointment and Nomination Agreement, dated February 12, 2024, by and among the Icahn Group and the Company

99.1 Press Release dated February 12, 2024

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ David C. House
Name:	David C. House
Title:	Assistant Secretary

February 12, 2024